UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2022

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Suite 120

Herndon, Virginia 20171

(Address of Principal Executive Offices)

(800) 929-3871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2022, Sysorex, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”), dated October 17, 2022, by and between the Company and Joseph Gunnar & Co., LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Company engaged the Placement Agent to act as the Company’s exclusive placement agent with respect to effectuating a private placement (the “Offering”) to accredited investors, pursuant to which the Company offered up to $500,000 of its common stock and a warrant to purchase common stock (collectively, the “Securities”). Placement of the Securities was made on a “commercially reasonable efforts” basis.

Pursuant to the terms of the Placement Agency Agreement, the Company agreed to pay to the Placement Agent a cash fee (the “Cash Fee”) equal to 12.5% of the aggregate gross proceeds of the Offering. In addition, the Company agreed to reimburse the Placement Agent for all reasonable, documented marketing, travel and other out-of-pocket expenses incurred in connection with the Offering and to pay the Placement Agent’s counsel fees in the amount of $40,000 (“Legal Fees”); provided, however, that any fees or expenses incurred in connection with the Offering for which the Company will be responsible for reimbursement, including Legal Fees, will not exceed $50,000 collectively. The Company also agreed to pay to the Placement Agent the Cash Fee to the extent any party first introduced to the Company by the Placement Agent at any time prior to the date that is 12 months after the applicable termination date of the Offering or the final closing, whichever is applicable, makes any investment into the Company through the acquisition of Company securities from the Company.

For a period of 12 months following October 18, 2022 and subject to a closing of the Offering having been effected, in the event that the Company desires to raise additional capital in the form of debt, equity or otherwise (a “Prospective Financing”), the Placement Agent will have the right of first refusal to act as Placement Agent with respect to any such Prospective Financing.

On October 18, 2022, the Company entered into a Securities Purchase Agreement (the “SPA”), dated as of October 18, 2022, by and among the Company and each of the each of the investors signatories thereto (each an “Investor” and collectively, the “Investors”). Pursuant to the terms of the SPA, the Company agreed to sell to each Investor a number of Units of securities of the Company (each, a “Unit”), at a purchase price of $0.001 per Unit, with each Unit being comprised of: (i) one share of common stock (each, a “Purchased Share” and collectively, the “Purchased Shares”); (ii) a warrant to acquire one share of common stock at an exercise price of $0.001 per share, which exercise price will not be subject to adjustment as a result of any forward or reverse split of the common stock (each, a “Warrant 1”); and (iii) a warrant to acquire one share of common stock at an exercise price of $0.001 per share, which exercise price will not be subject to adjustment as a result of any forward or reverse split of the common stock (each, a “Warrant 2”). The Investors, collectively, subscribed for a total of 500,000,000 Units, consisting of 500,000,000 shares of common stock, Warrant 1s to acquire 500,000,000 shares of common stock, and Warrant 2s to acquire 500,000,000 shares of common stock, for total consideration payable to the Company of $500,000.

The Company will use the net proceeds from the sale of the Units for working capital purposes and will not use such proceeds (a) for the redemption of any common stock or preferred stock or convertible debt which is convertible into common stock (provided that, for the avoidance of doubt, the Company may use such net proceeds for the repayment of any convertible debt in accordance with the terms thereof); (b) for the settlement of any outstanding litigation; (c) in violation of the Foreign Corrupt Practices Act or Office of Foreign Assets Control regulations; or (d) to lend, give credit or make advances to any officers, directors, employees or affiliates (provided that, for the avoidance of doubt, the Company may use such net proceeds for the payment of costs, fees, salaries and benefits in the ordinary course of business with respect to such officers, directors, employees or affiliates).

The SPA contains customary representations, warranties and closing conditions.

The transactions contemplated by the SPA closed on October 18, 2022. Accordingly, on October 18, 2022, the Company sold to the Investors an aggregate of 500,000,000 Units, consisting of 500,000,000 shares of common stock, Warrant 1s to acquire 500,000,000 shares of common stock, and Warrant 2s to acquire 500,000,000 shares of common stock, for total consideration paid to the Company of $500,000.

On October 18, 2022, pursuant to the terms of the SPA, the Company and the Investors entered into the Initial Registration Rights Agreement (the “Initial Registration Rights Agreement”), which provides for the registration of all of the Purchased Shares and all of the shares of common stock that may be acquired by the Investors pursuant to the Warrant 1s. Pursuant to the terms of the Initial Registration Rights Agreement, the Company agreed to, within 30 calendar days of October 18, 2022, use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement or registration statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration) covering the resale of all of the Registrable Securities, or amend its current registration statement to cover the Registrable Securities. Pursuant to the terms of the SPA, the Company agreed to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 90 days of October 18, 2022 (the “Registration Deadline”). If such registration statement has not become effective by the Registration Deadline, and provided that the Registrable Securities cannot otherwise be sold pursuant to Rule 144 pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the Registration Deadline, then, subject to the provisions of the SPA and the Initial Registration Rights Agreement, the Company agreed to issue to each Investor:

(i)	a number of additional shares of common stock equal to 10% of the Purchased Shares acquired by such Investor on the closing date, with such number of Purchased Shares being adjusted for any forward or reverse splits of the common stock between the closing date and the date of such issuance (the “Additional Shares”); and

(ii)	a new warrant (each, a “Warrant 3”) equal to the number of Additional Shares in the applicable issuance.

The Additional Shares and the Warrant 3 will, if applicable, be issuable to the Investors for each 30-day period, or portion thereof, that the registration statement registering the Registrable Securities has not become effective by the Registration Deadline. The Company’s obligation to issue the Additional Shares and the Warrant 3, if applicable, will not arise until the Company has amended its articles of incorporation, via a reverse split of the common stock, an increase of the number of authorized shares of common stock, or some combination thereof, such that the Company has a number of authorized but unissued shares of equal to (1) the number of Additional Shares that are otherwise to be issued plus (2) the number of shares of common stock that may be issuable pursuant to the Warrant 3.

Pursuant to the terms of the SPA, the Company also entered into a Piggyback Registration Rights Agreement (the “Piggyback Registration Rights Agreement”), dated as of October 18, 2022, by and among the Company and the Investors. The Piggyback Registration Rights Agreement provides piggyback registration rights for the shares of common stock that may be acquired by the Investors pursuant to the Warrant 2s. In the event that the Warrant 3s are issued pursuant to the provisions of the SPA, then at the time of such issuances, the Company and the Investors agreed to amend the Piggyback Registration Rights Agreement such that the Piggyback Registration Rights Agreement will also apply with respect to the shares of common stock that may be acquired by the Investors pursuant to the Warrant 3s.

The foregoing summary of the material terms of the Placement Agency Agreement, the SPA, Warrant 1, Warrant 2, Warrant 3, the Initial Registration Rights Agreement, and the Piggyback Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, the SPA, Form of Warrant 1, Form of Warrant 2, Form of Warrant 3, the Initial Registration Rights Agreement, and the Piggyback Registration Rights Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with regard to the issuance of equity securities is incorporated herein by reference.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the recipients are accredited investors, the recipients acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 7.01. Regulation FD Disclosure.

On October 19, 2022, the Company issued a press release announcing the closing of the Offering. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

As of October 18, 2022, following closing of the Offering, there are 1,976,726,501 shares of the Company’s common stock outstanding. The Company is unable to honor any additional debenture notices of conversion, as the Company has insufficient available authorized but unissued and unreserved shares to process additional conversions at this time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Placement Agency Agreement, dated October 17, 2022, by and between the registrant and Joseph Gunnar & Co., LLC.
10.2	Securities Purchase Agreement, dated as of October 18, 2022, by and among the registrant and each of the each of the investors signatories thereto.
10.3	Form of Warrant 1.
10.4	Form of Warrant 2.
10.5	Form of Warrant 3.
10.6	Initial Registration Rights Agreement, dated as of October 18, 2022, by and among the registrant and each of the persons signatory thereto.
10.7	Piggyback Registration Rights Agreement, dated as of October 18, 2022, by and among the registrant and each of the persons signatory thereto.
99.1	Press release of the registrant issued on October 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX, INC.

Date: October 18, 2022	By:	/s/ Wayne Wasserberg
Wayne Wasserberg
Chief Executive Officer

4